Microsoft Word 10.0.2627;SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JULY 16, 2001

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     In connection with the offering, sale and delivery by Registrant of $150,000,000 principal amount Registrant's Floating Rate Notes due 2003 (the "Floating Rate Notes") and $275,000,000 principal amount of 6% Notes Due 2006 (the "Fixed Rate Notes" and collectively with the Floating Rate Notes, the "Notes") on July 16, 2001, Registrant is filing herewith as an exhibit the forms of the Notes. The offering, sale and delivery of the Notes, which constitutes a part of Registrant's Medium Term Notes Due Nine Months or More From Date of Issue, Series B, have been registered pursuant to the registration provisions of the Securities Act of 1933, as amended, by virtue of Registrant's Registration Statement on Form S-3 (File No. 333-32731) which became effective on September 29, 1998.


Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 4.1 - Form of Floating Rate Notes
                  Exhibit 4.2 - Form of Fixed Rate Notes







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HALLIBURTON COMPANY




Date:    January 4, 2002            By: /s/ Susan S. Keith
                                       -------------------------------------
                                            Susan S. Keith
                                            Vice President and Secretary






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                                  EXHIBIT INDEX



Exhibit       Description

4.1           Form of Floating Rate Notes
4.2           Form of Fixed Rate Notes











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